Investment in Affiliates	12 Months Ended
Dec. 31, 2013
Investment in Affiliates
Investment in Affiliates

4. Investment in Affiliates

In 2011, the Group paid RMB100,000,000 ($15,735,900) for a 3.7642% equity interest in Star Capital Real Estate Development Fund Management (“Star Capital”) as a limited partner. Mr. Xin Zhou, the Company’s co-chairman and chief executive officer, serves as a director of Star Capital. The Group’s interest in Star Capital is more than minor and thus is subject to the equity method. In 2013, the Group received RMB35,000,000 ($5,740,630) capital return from Star Capital.

In May 2012, the Group formed a limited partnership, Shanghai Wuling Investment Center (“Wuling Center”) in Shanghai, for the purpose of making equity investments in areas deemed suitable by the general partner. Shanghai Yidezhen Equity Investment Center, in which the Group has 51% equity interest, acts as Wuling Center’s general partner. The general partner receives annual management fees and carried interest on a success basis. The Group invested RMB15,000,000 ($2,386,440) and RMB27,000,000 ($4,428,486) into Wuling Center in 2012 and 2013 for a 6.52% equity interest, respectively. An entity controlled by Mr. Xin Zhou, the Company’s co-chairman and chief executive officer, owned 4.89% equity interest in Wuling Center and is a limited partner. The Wuling Center is not consolidated by the Group as the Group does not control the Wuling Center given the limited partners have substantive kick-out rights that allow them to remove the general partner without cause with a vote of 50% of the limited partners, excluding related parties of the general partner. The Group’s investments in Wuling Center are accounted for using the equity method as its role as a general partner provides it with significant influence over their activities.

The Group records its income (loss) from the above investments one quarter in arrears to enable it to have more time to collect and analyze the investments’ results.